UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21698
The Gabelli Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Global Gold, Natural Resources & Income Trust
Third Quarter Report – September 30, 2010

Caesar Bryan	Barbara G. Marcin, CFA	Vincent Roche
To Our Shareholders,
     The Gabelli Global Gold, Natural Resources & Income Trust’s (the “Fund”) net asset value (“NAV”) total return was 17.7% during the third quarter of 2010, compared with 10.4%, 3.3%, 13.4%, and 11.1% for the Chicago Board Options Exchange (“CBOE”) S&P 500 Buy/Write Index, the Barclays Capital Government/Corporate Bond Index, the Amex Energy Select Sector Index, and for the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was 14.4% during the third quarter of 2010.
     Enclosed is the investment portfolio as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

						Since
		Year to				Inception
	Quarter	Date	1 Year	3 Year	5 Year	(03/31/05)
Gabelli Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	17.74%	15.16%	25.26%	(7.09)%	4.83%	7.15%
Investment Total Return (c)	14.35	15.63	25.34	(5.83)	4.80	6.59
CBOE S&P 500 Buy/Write Index	10.39	0.14	8.21	(2.70)	1.25	2.22
Philadelphia Gold & Silver Index	11.13	17.75	19.94	6.14	12.81	15.55
Amex Energy Select Sector Index	13.38	(0.26)	6.06	(7.54)	2.59	6.74
Barclays Capital Government/Corporate Bond Index	3.28	8.95	8.73	7.46	6.15	6.04

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products.

The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE Amex and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 83.8%
	Energy and Energy Services — 28.0%
72,000	Apache Corp.	$7,038,720
206,325	Baker Hughes Inc. (a)	8,789,445
402,000	BG Group plc	7,063,321
165,900	BP plc, ADR (a)	6,830,103
130,500	Chesapeake Energy Corp. (a)	2,955,825
165,000	Chevron Corp. (a)	13,373,250
307,692	Comanche Energy Inc.† (b)(c)(d)	0
128,000	ConocoPhillips (a)	7,351,040
238,000	Devon Energy Corp. (a)	15,408,120
114,000	Diamond Offshore Drilling Inc. (a)	7,725,780
450,000	El Paso Corp.	5,571,000
161,980	Exxon Mobil Corp. (a)	10,008,744
65,000	Galp Energia SGPS SA, Cl. B	1,121,820
419,000	Halliburton Co. (a)	13,856,330
500,000	Heritage Oil plc†	2,331,207
50,000	Hess Corp.	2,956,000
320,000	Imperial Oil Ltd.	12,126,348
180,000	Marathon Oil Corp. (a)	5,958,000
255,000	Murphy Oil Corp. (a)	15,789,600
320,000	Nabors Industries Ltd.† (a)	5,779,200
110,000	Nexen Inc.	2,211,000
442,100	Noble Corp. (a)	14,938,559
495,900	Petroleo Brasileiro SA, ADR (a)	17,986,293
200,000	Rowan Companies Inc.† (a)	6,072,000
184,000	Royal Dutch Shell plc, Cl. A	5,538,093
151,200	Sasol Ltd., ADR (a)	6,772,248
138,400	Statoil ASA, ADR (a)	2,903,632
541,500	Suncor Energy Inc. (a)	17,625,825
100,000	Technip SA	8,041,825
409,000	Tesoro Corp. (a)	5,464,240
260,800	The Williams Companies Inc. (a)	4,983,888
75,000	Total SA, ADR	3,870,000
93,200	Transocean Ltd.† (a)	5,991,828
390,000	Tullow Oil plc	7,805,144
20,000	Ultra Petroleum Corp.†	839,600
301,100	Valero Energy Corp. (a)	5,272,261
552,000	Weatherford International Ltd.† (a)	9,439,200

		277,789,489

	Exchange Traded Funds — 1.0%
63,500	Oil Service HOLDRS (SM) Trust	7,185,025
73,000	United States Oil Fund LP†	2,543,320

		9,728,345

	Metals and Mining — 54.8%
448,500	Agnico-Eagle Mines Ltd. (a)	31,856,955
258,000	Anglo American plc	10,235,615
633,500	AngloGold Ashanti Ltd., ADR (a)	29,293,040
156,550	Antofagasta plc	3,039,614
575,400	Barrick Gold Corp. (a)	26,635,266
159,500	BHP Billiton Ltd., ADR (a)	12,173,040
770,000	Centamin Egypt Ltd.†	2,110,409
110,000	Compania de Minas Buenaventura SA, ADR	4,969,800
700,000	Consolidated Thompson Iron Mines Ltd.†	6,000,583
83,000	Detour Gold Corp.†	2,397,473
800,000	Duluth Metals Ltd.†	1,982,700
450,000	Eldorado Gold Corp.	8,318,593
1,075,000	Equinox Minerals Ltd.†	6,038,974
342,000	Franco-Nevada Corp.	10,759,588
228,731	Freeport-McMoRan Copper & Gold Inc. (a)	19,531,340
538,500	Fresnillo plc	10,506,406
410,000	Gem Diamonds Ltd.†	1,280,082
1,941,500	Gold Fields Ltd., ADR (a)	29,646,705
390,000	Goldcorp Inc. (a)	16,972,800
1,096,100	Harmony Gold Mining Co. Ltd., ADR (a)	12,374,969
1,779,700	Hochschild Mining plc	12,440,954
308,000	HudBay Minerals Inc.	4,385,460
285,000	IAMGOLD Corp.	5,047,350
412,000	Impala Platinum Holdings Ltd.	10,639,504
500,140	Ivanhoe Mines Ltd.† (a)	11,708,277
88,000	Kazakhmys plc	2,007,226
255,000	Keegan Resources Inc.†	1,940,568
200,000	Kingsgate Consolidated Ltd.	2,242,391
2,034,722	Kinross Gold Corp. (a)	38,206,798
250,600	Lundin Mining Corp.† (a)	1,253,000
221,000	MAG Silver Corp.†	1,683,973
1,184,725	Newcrest Mining Ltd.	45,425,862
452,500	Newmont Mining Corp. (a)	28,421,525
150,000	Northern Dynasty Minerals Ltd.†	1,276,500
165,000	Osisko Mining Corp.†	2,349,354
3,452,000	OZ Minerals Ltd.	4,854,642
12,537,555	PanAust Ltd.†	7,876,797
61,300	Peabody Energy Corp. (a)	3,004,313
260,000	Randgold Resources Ltd., ADR (a)	26,379,600
293,600	Rio Tinto plc, ADR (a)	17,243,128
845,000	Romarco Minerals Inc.†	1,847,847
271,700	Royal Gold Inc.	13,541,528
435,000	Sandfire Resources Nl†	2,913,707
500,000	SEMAFO Inc.†	4,723,491
200,115	Vale SA, ADR (a)	6,257,596
1,272,305	Xstrata plc	24,343,634
1,372,300	Yamana Gold Inc. (a)	15,644,220

		543,783,197

	TOTAL COMMON STOCKS	831,301,031

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

				Market
Shares				Value
		CONVERTIBLE PREFERRED STOCKS — 0.4%
		Metals and Mining — 0.4%
10,000		Vale Capital II, 6.750%, Cv. Pfd., Ser. VALe		$880,400
35,000		Vale Capital II, 6.750%, Cv. Pfd., Ser. VALE		3,131,450

		TOTAL CONVERTIBLE PREFERRED STOCKS		4,011,850

		WARRANTS — 0.1%
		Energy and Energy Services — 0.0%
34,091		Comanche Energy Inc., Cl. A, expire 06/18/13† (b)(c)(d)		0
36,197		Comanche Energy Inc., Cl. B, expire 06/18/13† (b)(c)(d)		0
82,965		Comanche Energy Inc., Cl. C, expire 06/18/13† (b)(c)(d)		0

				0

		Metals and Mining — 0.1%
62,500		Franco-Nevada Corp., expire 03/13/12† (b)		318,301
87,500		Franco-Nevada Corp., expire 06/16/17†		688,842
49,390		Kinross Gold Corp. Cl. D, expire 09/17/14†		211,212

				1,218,355

		TOTAL WARRANTS		1,218,355

Principal
Amount
		CONVERTIBLE CORPORATE BONDS — 1.4%
		Energy and Energy Services — 0.5%
$1,500,000		Chesapeake Energy Corp., Cv., 2.250%, 12/15/38		1,160,625
2,000,000		Nabors Industries Inc., Cv., 0.940%, 05/15/11		1,992,500
2,000,000		Transocean Ltd., Ser. A, Cv., 1.625%, 12/15/37		1,995,000

				5,148,125

		Metals and Mining — 0.9%
5,000,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17		7,400,000
725,000	(f)	Wesdome Gold Mines Ltd., Deb. Cv., 7.000%, 05/31/12 (b)(e)		743,391

				8,143,391

		TOTAL CONVERTIBLE CORPORATE BONDS		13,291,516

		CORPORATE BONDS — 1.9%
		Energy and Energy Services — 0.7%
4,304,657		Comanche Energy Inc., PIK, 15.500%, 06/13/13 (b)(c)(d)		860,931
2,500,000		Compagnie Generale de Geophysique-Veritas, 7.500%, 05/15/15		2,556,250
500,000		Tesoro Corp., 9.750%, 06/01/19		552,500
2,500,000		Weatherford International Ltd., 9.625%, 03/01/19		3,266,303

				7,235,984

		Metals and Mining — 1.2%
2,000,000		Freeport-McMoRan Copper & Gold Inc., 8.250%, 04/01/15		2,142,006
4,000,000		United States Steel Corp., 6.050%, 06/01/17		3,985,000
5,000,000		Xstrata Canada Corp., 7.250%, 07/15/12		5,438,630

				11,565,636

		TOTAL CORPORATE BONDS		18,801,620

		U.S. GOVERNMENT OBLIGATIONS — 12.4%
123,226,000		U.S. Treasury Bills, 0.060% to 0.220%††, 10/21/10 to 03/17/11 (a)		123,187,656

TOTAL INVESTMENTS — 100.0% (Cost $932,061,577)				$991,812,028

		Aggregate tax cost		$932,127,065

		Gross unrealized appreciation		$104,931,306
		Gross unrealized depreciation		(50,246,343)

		Net unrealized appreciation/depreciation		$54,684,963

Number of			Expiration Date/	Market
Contracts			Exercise Price	Value
		OPTION CONTRACTS WRITTEN (g) — (4.0)%
		Call Options Written — (3.7)%
1,000		Agnico-Eagle Mines Ltd.	Nov. 10/65	$626,000
2,935		Agnico-Eagle Mines Ltd.	Nov. 10/70	1,203,350
550		Agnico-Eagle Mines Ltd.	Jan. 11/65	431,750
258		Anglo American plc (h)	Dec. 10/28	251,280
5,635		AngloGold Ashanti Ltd., ADR	Oct. 10/45	1,042,475
700		AngloGold Ashanti Ltd., ADR	Jan. 11/47	201,600
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Number of		Expiration Date/	Market
Contracts		Exercise Price	Value
	OPTION CONTRACTS WRITTEN (Continued)
	Call Options Written (Continued)
160	Antofagasta plc (h)	Dec. 10/9.50	$760,617
250	Apache Corp.	Oct. 10/95	102,500
250	Apache Corp.	Oct. 10/100	30,250
220	Apache Corp.	Jan. 11/100	116,600
633	Baker Hughes Inc.	Oct. 10/45	32,283
1,430	Baker Hughes Inc.	Oct. 10/50	12,870
4,254	Barrick Gold Corp.	Oct. 10/46	531,750
750	Barrick Gold Corp.	Jan. 11/45	284,250
750	Barrick Gold Corp.	Jan. 11/49	156,000
402	BG Group plc (h)	Dec. 10/12	189,450
520	BHP Billiton Ltd., ADR	Nov. 10/70	436,800
500	Chevron Corp.	Dec. 10/80	172,000
500	Chevron Corp.	Jan. 11/70	565,000
650	Chevron Corp.	Jan. 11/85	124,150
1,100	Compania de Minas Buenaventura SA, ADR	Dec. 10/40	627,000
980	ConocoPhillips	Nov. 10/57.50	189,140
300	ConocoPhillips	Jan. 11/60	51,300
6,900	Consolidated Thompson Iron Mines Ltd. (i)	Oct. 10/11	67,062
1,888	Devon Energy Corp.	Oct. 10/70	15,104
200	Devon Energy Corp.	Oct. 10/75	600
500	Devon Energy Corp.	Jan. 11/67.50	138,000
450	Diamond Offshore Drilling Inc.	Dec. 10/69.25	162,000
500	El Paso Corp.	Oct. 10/12	27,250
4,000	El Paso Corp.	Jan. 11/12.50	360,000
3,500	Eldorado Gold Corp. (i)	Nov. 10/19	375,887
1,000	Eldorado Gold Corp. (i)	Nov. 10/22	22,840
1,750	Equinox Minerals Ltd. (i)	Oct. 10/4	301,900
700	Exxon Mobil Corp.	Oct. 10/62.50	42,000
910	Exxon Mobil Corp.	Oct. 10/70	2,730
1,670	Franco-Nevada Corp. (i)	Oct. 10/32	137,963
1,200	Freeport-McMoRan Copper & Gold Inc.	Nov. 10/80	966,000
7,500	Gold Fields Ltd., ADR	Oct. 10/14	855,000
6,915	Gold Fields Ltd., ADR	Jan. 11/14	1,261,987
5,000	Gold Fields Ltd., ADR	Jan. 11/16	380,000
2,900	Goldcorp Inc.	Oct. 10/45	139,200
1,000	Goldcorp Inc.	Oct. 10/46	22,000
1,300	Halliburton Co.	Oct. 10/30	429,000
2,000	Halliburton Co.	Oct. 10/34	106,000
3,461	Harmony Gold Mining Co. Ltd., ADR	Oct. 10/10.50	334,921
1,500	Harmony Gold Mining Co. Ltd., ADR	Nov. 10/11	97,500
1,000	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/10	162,500
5,000	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/11	487,500
3,080	HudBay Minerals Inc. (i)	Mar. 11/15	389,153
2,850	IAMGOLD Corp.	Jan. 11/20	228,000
2,000	Ivanhoe Mines Ltd.	Dec. 10/12	2,310,000
3,000	Ivanhoe Mines Ltd.	Jan. 11/15	2,595,000
7,464	Kinross Gold Corp.	Nov. 10/19	694,152
3,300	Kinross Gold Corp.	Nov. 10/21	99,000
1,600	Kinross Gold Corp.	Jan. 11/21	116,800
1,800	Marathon Oil Corp.	Oct. 10/34	54,000
2,250	Murphy Oil Corp.	Oct. 10/60	618,750
3,200	Nabors Industries Ltd.	Dec. 10/20	196,800
500	Newcrest Mining Ltd. (j)	Dec. 10/40	940,693
115	Newcrest Mining Ltd. (j)	Dec. 10/42	126,703
1,300	Newmont Mining Corp.	Dec. 10/60	617,500
1,300	Newmont Mining Corp.	Jan. 11/62.50	676,000
1,075	Newmont Mining Corp.	Jan. 11/67.50	268,750
900	Newmont Mining Corp.	Jan. 11/70	197,100
1,350	Noble Corp.	Dec. 10/35	244,350
2,430	Noble Corp.	Dec. 10/43	35,235
600	Noble Corp.	Jan. 11/40	36,300
613	Peabody Energy Corp.	Dec. 10/46	337,150
750	Petroleo Brasileiro SA, ADR	Oct. 10/40	4,500
600	Randgold Resources Ltd., ADR	Dec. 10/100	399,000
2,000	Randgold Resources Ltd., ADR	Dec. 10/105	720,000
4,490	Red Back Mining Inc. (i)	Nov. 10/30	2,225,581
500	Rio Tinto plc, ADR	Oct. 10/55	245,000
336	Rio Tinto plc, ADR	Oct. 10/57.50	84,000
336	Rio Tinto plc, ADR	Oct. 10/60	38,304
600	Rio Tinto plc, ADR	Dec. 10/57.50	308,880
1,164	Rio Tinto plc, ADR	Jan. 11/60	558,720
2,000	Rowan Companies Inc.	Oct. 10/25	1,090,000
92	Royal Dutch Shell plc, Cl. A (h)	Dec. 10/19	110,559
92	Royal Dutch Shell plc, Cl. A (h)	Dec. 10/20	49,138
600	Royal Gold Inc.	Jan. 11/50	192,000
2,117	Royal Gold Inc.	Jan. 11/55	309,082
800	Sasol Ltd., ADR	Dec. 10/40	330,000
712	Sasol Ltd., ADR	Dec. 10/45	124,600
1,384	Statoil ASA, ADR	Nov. 10/21.25	107,371
2,765	Suncor Energy Inc.	Oct. 10/34	60,830
650	Suncor Energy Inc.	Dec. 10/36	39,650
2,000	Suncor Energy Inc.	Jan. 11/35	248,000
400	Technip SA (k)	Dec. 10/56	279,739
600	Technip SA (k)	Dec. 10/59	255,201
1,429	Tesoro Corp.	Nov. 10/18	2,858
1,290	Tesoro Corp.	Jan. 11/17.50	14,835
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Number of		Expiration Date/	Market
Contracts		Exercise Price	Value
	OPTION CONTRACTS WRITTEN (Continued)
	Call Options Written (Continued)
2,608	The Williams Companies Inc.	Nov. 10/21	$49,552
1,355	Transocean Ltd.	Nov. 10/80	40,650
10	Tullow Oil plc (h)	Dec. 10/12	19,950
130	Tullow Oil plc (h)	Dec. 10/13	147,036
250	Tullow Oil plc (h)	Mar. 11/14	294,543
190	Ultra Petroleum Corp.	Dec. 10/45	27,550
500	Vale SA, ADR	Oct. 10/30	67,500
1,387	Vale SA, ADR	Dec. 10/32	177,536
3,011	Valero Energy Corp.	Dec. 10/19	129,473
1,605	Weatherford International Ltd.	Nov. 10/17	163,710
3,915	Weatherford International Ltd.	Nov. 10/18	223,155
300	Xstrata plc (h)	Oct. 10/11	603,223
600	Xstrata plc (h)	Oct. 10/12	508,970
150	Xstrata plc (h)	Dec. 10/11	391,742
150	Xstrata plc (h)	Dec. 10/12	243,881
5,723	Yamana Gold Inc.	Oct. 10/11	297,596
8,000	Yamana Gold Inc.	Oct. 10/12	88,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $26,802,916)		37,086,710

	Put Options Written — (0.3)%
1,000	Agnico-Eagle Mines Ltd.	Nov. 10/50	13,000
100	AngloGold Ashanti Ltd., ADR	Oct. 10/35	500
500	AngloGold Ashanti Ltd., ADR	Oct. 10/36	15
125	Apache Corp.	Jan. 11/80	19,000
350	Baker Hughes Inc.	Oct. 10/36	2,450
475	Barrick Gold Corp.	Oct. 10/36	1,425
250	BP plc, ADR	Jan. 11/35	23,750
420	Cameron International Corp.	Nov. 10/35	18,900
450	Chesapeake Energy Corp.	Jan. 11/17.50	14,850
400	Chevron Corp.	Jan. 11/65	28,400
300	Compania de Minas Buenaventura SA, ADR	Dec. 10/30	4,500
300	Devon Energy Corp.	Oct. 10/65	52,500
150	Diamond Offshore Drilling Inc.	Dec. 10/54.25	12,900
220	Diamond Offshore Drilling Inc.	Jan. 11/67.25	116,050
500	Eldorado Gold Corp. (i)	Nov. 10/15	5,588
230	Exxon Mobil Corp.	Jan. 11/65	104,650
850	Franco-Nevada Corp. (i)	Oct. 10/25	8,261
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/60	55,250
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/65	88,000
4,500	Gold Fields Ltd., ADR	Oct. 10/11	18,000
1,200	Goldcorp Inc.	Oct. 10/34	3,600
700	Halliburton Co.	Oct. 10/29	7,700
1,000	Halliburton Co.	Jan. 11/25	59,000
1,750	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/9	26,250
250	Hess Corp.	Nov. 10/45	5,375
400	IAMGOLD Corp. (i)	Nov. 10/15	7,775
1,000	Ivanhoe Mines Ltd.	Mar. 11/17	85,000
1,600	Kinross Gold Corp.	Nov. 10/15	20,800
665	Kinross Gold Corp.	Jan. 11/15	22,610
500	Murphy Oil Corp.	Oct. 10/55	6,250
700	Nabors Industries Ltd.	Dec. 10/19	131,600
225	Nexen Inc.	Dec. 10/20	26,438
225	Noble Corp.	Dec. 10/28	11,138
420	Noble Corp.	Dec. 10/36	132,300
350	Oil Service HOLDRS (SM) Trust	Jan. 11/99.10	117,250
330	Oil Service HOLDRS (SM) Trust	Jan. 12/104.10	458,700
500	PetroHawk Energy Corp.	Jan. 11/16	72,000
706	Petroleo Brasileiro SA, ADR	Oct. 10/40	289,460
800	Petroleo Brasileiro SA, ADR	Jan. 11/33	103,600
100	Randgold Resources Ltd., ADR	Dec. 10/75	3,750
400	Randgold Resources Ltd., ADR	Dec. 10/90	78,000
500	Randgold Resources Ltd., ADR	Mar. 11/90	232,500
400	Red Back Mining Inc. (i)	Jan. 11/21	11,663
500	Rio Tinto plc, ADR	Jan. 11/40	23,750
1,200	Rowan Companies Inc.	Oct. 10/27.50	18,000
500	Royal Gold Inc.	Oct. 10/45	7,500
500	Transocean Ltd.	Jan. 11/50	69,000
400	Vale SA, ADR	Jan. 11/22.50	13,000
600	Weatherford International Ltd.	Jan. 11/12.50	13,200
1,350	Yamana Gold Inc.	Jan. 11/9	25,650

	TOTAL PUT OPTIONS WRITTEN (Premiums received $8,028,586)		2,670,848

	TOTAL OPTION CONTRACTS WRITTEN (Premiums received $34,831,502)		$39,757,558

	Aggregate premiums		$34,831,502

	Gross unrealized appreciation		$10,517,686
	Gross unrealized depreciation		(15,443,742)

	Net unrealized appreciation/depreciation		$(4,926,056)

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

(a)	Securities, or a portion thereof, with a value of $261,216,392 were pledged as collateral for options written.

(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $1,922,623 or 0.19% of total investments.

(c)	At September 30, 2010, the Fund held investments in restricted securities amounting to $860,931 or 0.09% of total investments, which were value under methods approved by the Board of Trustees as follows:

Acquisition
Shares/				09/30/10
Principal		Acquisition	Acquisition	Carrying Value
Amount	Issuer	Date	Cost	Per Unit
307,692	Comanche Energy Inc.	06/17/08	$1,849,998	—
34,091	Comanche Energy Inc., Cl. A, Warrants expire 06/18/13	06/17/08	93,750	—
36,197	Comanche Energy Inc., Cl. B, Warrants expire 06/18/13	06/17/08	93,750	—
82,965	Comanche Energy Inc., Cl. C, Warrants expire 06/18/13	06/17/08	187,501	—
$4,304,657	Comanche Energy Inc., PIK, 15.500%, 06/13/13	06/17/08	4,079,657	$20.0000

(d)	Illiquid security.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of the Rule 144A security amounted to $743,391 or 0.07% of total investments.

(f)	Principal amount denoted in Canadian dollars.

(g)	At September 30, 2010, the Fund has entered into Option Contracts Written with Pershing LLC and Morgan Stanley.

(h)	Exercise price denoted in British Pounds.

(i)	Exercise price denoted in Canadian dollars.

(j)	Exercise price denoted in Australian dollars.

(k)	Exercise price denoted in Euros.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

PIK	Payment-in-kind

	% of
	Market	Market
Geographic Diversification	Value	Value
Long Positions
North America	59.4%	$589,276,459
Europe	17.0	168,221,182
South Africa	9.0	88,726,466
Asia/Pacific	8.4	83,635,822
Latin America	6.2	61,952,099

Total Investments	100.0%	$991,812,028

Short Positions
North America	(2.4)%	$(24,112,641)
Europe	(0.8)	(7,897,391)
South Africa	(0.5)	(5,322,334)
Asia/Pacific	(0.2)	(1,504,196)
Latin America	(0.1)	(920,996)

Total Investments	(4.0)%	$(39,757,558)

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (the “Fund”)
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$277,789,489	—	$0	$277,789,489
Other Industries (a)	553,511,542	—	—	553,511,542

Total Common Stocks	831,301,031	—	0	831,301,031

Convertible Preferred Stocks (a)	4,011,850	—	—	4,011,850
Warrants:
Energy and Energy Services	—	—	0	0
Metals and Mining	529,513	$688,842	—	1,218,355

Total Warrants	529,513	688,842	0	1,218,355

Convertible Corporate Bonds	743,391	12,548,125	—	13,291,516
Corporate Bonds	—	17,940,689	860,931	18,801,620
U.S. Government Obligations	—	123,187,656	—	123,187,656

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$836,585,785	$154,365,312	$860,931	$991,812,028

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(27,066,315)	$(10,020,395)	$—	$(37,086,710)
Put Options Written	(1,088,670)	(1,582,178)	—	(2,670,848)

TOTAL OTHER FINANCIAL INSTRUMENTS — LIABILITIES	$(28,154,985)	$(11,602,573)	$—	$(39,757,558)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	9/30/10	at 9/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$0	$—	$—	$—	$—	$—	$—	$0	$—
Warrants:
Energy and Energy Services	0	—	—	—	—	—	—	0	—
Corporate Bonds	768,131	33,361	—	(404,561)	464,000	—	—	860,931	(404,561)

TOTAL INVESTMENTS IN SECURITIES	$768,131	$33,361	$—	$(404,561)	$464,000	$—	$—	$860,931	$(404,561)

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. At September 30, 2010, the Fund did not hold any Acquired Funds.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. During the period ended September 30, 2010, the Fund had no investments in equity swap agreements.
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
     In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Open positions that were held at September 30, 2010 are presented within the Schedule of Investments.
     The Fund’s volume of activity in equity options contracts during the period ended September 30, 2010 had an average monthly premium amount of approximately $27,640,372.
     The Fund’s volume of activity in equity option contracts during the period ended September 30, 2010 had the following activities.

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2009	164,312	$20,812,335
Stock splits on options	450	—
Options written	577,841	74,089,685
Options repurchased	(235,835)	(26,443,283)
Options expired	(263,762)	(30,019,340)
Options exercised	(25,326)	(3,607,895)

Options outstanding at September 30, 2010	217,680	$34,831,502

     The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2010 by primary risk exposure:

Liability Derivatives:	Market Value

Equity Contracts	$(39,757,558)

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Gold, Natural Resources & Income Trust
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
AND YOUR PERSONAL PRIVACY
Who are we?
The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
When you purchase shares of the Fund on the American Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
One Corporate Center, Rye, NY 10580-1422
Trustees
Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.
James P. Conn
     Former Managing Director &
     Chief Investment Officer,
     Financial Security Assurance Holdings Ltd.
Mario d’Urso
     Former Italian Senator
Vincent D. Enright
     Former Senior Vice President &
     Chief Financial Officer,
     KeySpan Corp.
Frank J. Fahrenkopf, Jr.
     President & Chief Executive Officer,
     American Gaming Association
Michael J. Melarkey
     Attorney-at-Law,
     Avansino, Melarkey, Knobel & Mulligan
Salvatore M. Salibello
     Certified Public Accountant,
     Salibello & Broder, LLP
Anthonie C. van Ekris
     Chairman, BALMAC International, Inc.
Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Carter W. Austin
     Vice President
Peter D. Goldstein
     Chief Compliance Officer
Molly A.F. Marion
     Vice President & Ombudsman
Laurissa M. Martire
     Vice President & Ombudsman
David I. Schachter
     Vice President
Agnes Mullady
     Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

		6.625%
	Common	Preferred
NYSE Amex—Symbol:	GGN	GGN PrA
Shares Outstanding:	50,202,965	3,955,687
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting ww.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/26/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 11/26/10

*	Print the name and title of each signing officer under his or her signature.